SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) November 16, 1998


                              BAY STATE GAS COMPANY
             (Exact Name of Registrant as Specified in its Charter)



     Massachusetts                         1-7479                04-2548120
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)



300 Friberg Parkway, Westborough, MA                            01581-5039
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (508) 836-7000


          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         The Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") among NIPSCO Industries, Inc. ("NIPSCO") and Bay State Gas Company ("Bay State"), which provides for a strategic business combination of Bay State and NIPSCO, was amended as of November 16, 1998. This amendment to the Merger Agreement (the "Amendment") provides for the following changes thereto:

         (i) The cash election process pursuant to which Bay State shareholders may elect to receive cash as consideration for their Bay State shares in the merger shall occur after, instead of prior to, the Effective Time (as defined in the Merger Agreement). The Amendment states that a Letter of Transmittal/Form of Election will be mailed to Bay State shareholders as soon as practicable after the Effective Time and, in order to make an effective cash election, the Bay State shareholders will be required to return the completed Letter of Transmittal/Form of Election (along with appropriate documentation) to the Paying Agent (as defined in the Merger Agreement) by a deadline which will be no earlier than 10 business days after such mailing;

         (ii) Shares of Bay State common stock held in the Bay State Dividend Reinvestment and Stock Purchase Plan shall automatically be transferred to the NIPSCO Automatic Dividend Reinvestment and Share Purchase Plan, unless an effective cash election is made for such shares; and

         (iii) Acquisition Gas Company, Inc., a Massachusetts Corporation and a wholly owed subsidiary of NIPSCO, has been added as a party to the Merger Agreement.

         The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

The following exhibits are filed herewith:

2.1 First Amendment dated as of November 16, 1998 to the Amended and Restated Agreement and Plan of Merger among NIPSCO Industries, Inc., Bay State Gas Company and Acquisition Gas Company.







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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAY STATE GAS COMPANY


Dated:  November 24, 1998                 By:/s/ Thomas W. Sherman
                                             ---------------------
                                      Name: Thomas W. Sherman
                                      Title:   Executive Vice-President, Chief
                                                Financial Officer and Treasurer



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                                  EXHIBIT INDEX



EXHIBIT NUMBER      DESCRIPTION

2.1 First Amendment dated as of November 16, 1998 to the Amended and Restated Agreement and Plan of Merger among NIPSCO Industries, Inc., Bay State Gas Company and Acquisition Gas Company.